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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 30, 2008

COACHMEN INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

INDIANA (State or other jurisdiction of incorporation or organization)	1-7160 (Commission File Number)	31-1101097 (I.R.S. Employer Identification No.)

2831 Dexter Drive, Elkhart, Indiana (Address of Principal Executive Offices)		46514 (Zip Code)

(574) 262-0123

(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02

REULTS OF OPERATIONS AND FINANCIAL CONDITION

     On January 30, 2008, Coachmen Industries, Inc. held its fourth quarter analyst conference call, and a copy of the prepared remarks of the executive officers of the Registrant are attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

ITEM 7.01.  REGULATION FD DISCLOSURE

     See "Item 2.02. Results of Operations and Financial Condition" which is incorporated by reference in this Item 7.01.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (d)     The following exhibit is furnished as a part of this Report:

                          99.1     Fourth Quarter 2007 Conference Call Prepared Remarks dated January 30, 2008

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COACHMEN INDUSTRIES, INC.

Date:  January 30, 2008

By:    /s/Jeffery A. Tryka

             Jeffery A. Tryka, Secretary